UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2026
___________
VIPER ENERGY, INC.
(Exact name of registrant as specified in its charter)

DE		001-42807	39-2596878
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
500 West Texas Ave.
Suite 100
Midland,	TX		79701
(Address of principal executive offices)			(Zip Code)
(432) 221-7400
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000001 Par Value	VNOM	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2026, Viper Energy, Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Second Amended and Restated Certificate of Incorporation”). The Second Amended and Restated Certificate of Incorporation was approved by the requisite number of votes by the Company’s stockholders at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The Second Amended and Restated Certificate of Incorporation provides that stockholders holding at least 20% of the voting power, determined on a net long basis, continuously for at least one year, may call special meetings of stockholders and makes other immaterial changes.

The foregoing description of the Second Amended and Restated Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Second Amended and Restated Certificate of Incorporation, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 19, 2026, the Company held its Annual Meeting at the Petroleum Club of Midland at 501 West Wall Street, Midland, Texas 79701. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2026. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for each matter and the number of votes cast against, abstentions and broker non-votes, if applicable, with respect to each matter.

Proposal 1

Laurie H. Argo, Spencer D. Armour III, Frank C. Hu, W. Wesley Perry, James L. Rubin, Travis D. Stice, Kaes Van't Hof and Steven E. West were elected to continue to serve as the Company’s directors until the 2027 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The results of the stockholder vote on Proposal 1 were as follows:

Name of Nominee	For	Against	Abstain	Non-Votes
Laurie H. Argo	310,344,798	8,831,195	530,838	14,747,090
Spencer D. Armour III	315,032,706	4,416,722	257,403	14,747,090
Frank C. Hu	316,463,712	2,958,396	284,723	14,747,090
W. Wesley Perry	314,801,157	4,647,690	257,984	14,747,090
James L. Rubin	310,270,317	9,178,249	258,265	14,747,090
Travis D. Stice	318,943,050	507,744	256,037	14,747,090
Kaes Van't Hof	318,926,187	524,450	256,194	14,747,090
Steven E. West	312,229,207	7,219,518	258,106	14,747,090

Proposal 2

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the stockholder vote on Proposal 2 were as follows:

For	Against	Abstain	Non-Votes
276,982,537	42,274,219	450,075	14,747,090

Proposal 3

The appointment of Grant Thornton LLP as the Company’s independent auditor for the fiscal year ending December 31, 2026 was ratified. The results of the stockholder vote on Proposal 3 were as follows:

For	Against	Abstain	Non-Votes
333,814,077	367,121	272,723	—

Proposal 4

The Company’s stockholders approved an amendment to the Company’s certificate of incorporation to provide that stockholders holding at least 20% of the voting power, determined on a net long basis, continuously for at least one year, may call special meetings of stockholders, and other immaterial changes. The results of the stockholder vote on Proposal 4 were as follows:

For	Against	Abstain	Non-Votes
301,976,161	17,401,754	328,916	14,747,090

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Second Amended and Restated Certificate of Incorporation of Viper Energy, Inc., dated May 19, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY, INC.

Date:	May 19, 2026

		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary